SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 12, 2004

CAL-MAINE FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-04892	64-0500378
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

3320 Woodrow Wilson Avenue, Jackson, MS	39207
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (601) 948-6813

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits. The following exhibit is furnished herewith:

99.1	Press Release issued by the Registrant on July 12, 2004.

Item 12.  Results of Operations and Financial Condition

        On July 12, 2004, the Registrant issued a press release announcing its financial results for the fourth quarter and year ended May 29, 2004. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAL-MAINE FOODS, INC.
(Registrant)
Date: July 12, 2004	By: /s/ Charles F. Collins
Charles F. Collins
Vice President and Controller